Security Equity Fund

Security Mid Cap Growth Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

Supplement Dated July 12, 2013 to the Statement of Additional Information (the “SAI”)

Dated April 30, 2013, as Supplemented from Time to Time

This supplement provides new and additional information beyond that contained in the currently effective SAI referenced above:

Effective immediately, the SAI shall be revised as follows:

The subsection titled “Operating Policies” under the section titled “Investment Restrictions” is deleted in its entirety and replaced with the following:

Operating Policy – The operating policy (i.e., that which is non-fundamental) of the Funds is:

Liquidity. The Funds may invest up to 15% of their net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

For purposes of the Operating Policy directly above, under normal circumstances, a Fund will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid securities in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund.

The eighth paragraph of the section titled “Disclosure of Portfolio Holdings” is deleted in its entirety and replaced with the following:

Only the Funds’ President or CCO may authorize disclosure of the Funds’ securities holdings. To the extent required by law, the CCO reports to the Board any violations of the Funds’ policies and procedures on disclosure of portfolio holdings.

The first sentence of Donald A. Chubb Jr.’s biographical paragraph in the subsection titled “Directors and Officers” under the section titled “Management of the Funds” is deleted in its entirety and replaced with the following:

Mr. Chubb has served as a Director since 1994, as Chair of the Nominating Committee since 2005 and as Chairman of the Board since 2012. Mr. Chubb also served as Lead Independent Director from 2010 to 2012.

The eighth paragraph in the subsection titled “Directors and Officers” under the section titled “Management of the Funds” is deleted in its entirety and replaced with the following:

The Chairman of the Board of Directors, Donald A. Chubb, Jr., is not an “interested person,” as that term is defined in the 1940 Act, of the Funds and is an Independent Director. The Board has determined that the leadership structure of the Funds is appropriate, given their specific characteristics and circumstances; in particular, the Board has considered that the Chairman is an

Independent Director and that the Independent Directors constitute a substantial majority of the Board and are advised by independent counsel experienced in 1940 Act matters. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of Fund business that focus the Directors on important issues facing the Funds.

Donald A. Chubb, Jr.’s entry in the “Position(s) held with the Funds” section of the Management Information table is deleted in its entirety and replaced with the following:

Director, Chairman of the Board and Chair of Nominating Committee

Donald C. Cacciapaglia’s entry in the “Position(s) held with the Funds” section of the Management Information table is deleted in its entirety and replaced with the following:

President and Director

The first three sentences of the first paragraph of the section titled “Remuneration of Directors and Others” are deleted in their entirety and replaced with the following:

The Independent Directors of the Funds receive from the Family of Funds an annual retainer of $50,000 and a fee of $8,000 per meeting, plus reasonable travel costs, for each meeting of the Board attended. Mr. Chubb, the Chairman of the Board, will receive an additional annual retainer of $16,000. In addition, the Independent Directors of the Funds will receive $6,000 per meeting of the Audit Committee and $3,500 per meeting of any other Board committee, plus reasonable travel costs, for each Board committee meeting attended.

The third sentence in the second paragraph of the subsection titled “Class A Shares” in the section titled “How to Purchase Shares” is deleted in its entirety.

Item (1) of the second paragraph of the subsection titled “Calculation and Waiver of Contingent Deferred Sales Charges” in the section titled “How to Purchase Shares” is deleted in its entirety and replaced with the following:

(1) following the death of a shareholder;

The first sentence in the first paragraph of the section titled “Systematic Withdrawal Plan” is deleted in its entirety.

The third paragraph in the section titled “Systematic Withdrawal Plan” is deleted in its entirety.

Investors should retain this supplement for future reference.

GISP-SUP-0713x0414

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